Revenue	12 Months Ended
Jun. 30, 2020
Revenue [Abstract]
REVENUE

NOTE 16 – REVENUE

The Company disaggregated the senior care services revenue into sale of E-watch and the care service. Sale of E-watch is recognized in revenue at point in time while revenue from care service is recognized over a period of time. Deferred portion of care service is recorded as a liability (Advance from customers) on the company’s balance sheet.

Revenue	2020	2019	2018
Installation and Maintenance	$32,435,217	$40,644,254	$42,206,282
Housekeeping	11,704,899	10,505,072	3,603,940
Senior care services:
E-watch	1,179,841	-	-
Care service	880,992	-	-
Total	$46,200,949	$51,149,326	$45,810,222